SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

LEXINGTON REALTY TRUST

 (Name of Registrant as Specified In Its Organizational Documents)

 (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Lexington Realty Trust
One Penn Plaza, Suite 4015 New York, NY 10119-4015
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held
on Tuesday, May 19, 2009
The Proxy Statement, Annual Report and other proxy materials are available at: http://bnymellon.mobular.net/bnymellon/lxp

Lexington Realty Trust
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

BAR CODE RESTRICTED AREA

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 6, 2009 to facilitate timely delivery of the proxy materials.

To the Shareholders of Lexington Realty Trust:

The 2009 Annual Meeting of Shareholders of Lexington Realty Trust, which we refer to as Lexington, will be held at the New York Offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, on Tuesday, May 19, 2009, at 10:00 a.m. (Eastern Time), for the following purposes:

(1)	to elect ten trustees to serve until the 2010 Annual Meeting of Shareholders or their earlier removal or resignation and until their respective successors are elected and qualified;
(2)	to ratify the appointment of KPMG, LLP as Lexington’s independent registered public accounting firm for the year ending December 31, 2009; and
(3)	to transact such other business as may properly come before the 2009 Annual Meeting of Shareholders, including any adjournment or postponement thereof.

The Board of Trustees recommends a vote “FOR” Items 1 and 2.

The Board of Trustees has fixed the close of business on March 9, 2009 as the record date which we refer to as the Record Date, for the determination of shareholders entitled to receive notice of and to vote at the 2009 Annual Meeting of Shareholders or any adjournment or postponement thereof.

CONTROL NUMBER

You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number	CONTROLNUMBER RESTRICTED AREA
3”x 3/4”

BAR CODE AREA RESTRICTED 2 3/4”x 1/2”	44397

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the 2009 Annual Meeting of Shareholders, where you may vote in person.

Meeting Location:
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, NY 10022

You can find directions to the 2009 Annual Meeting of Shareholders at: http://www.paulhastings.com/offices_newyork_directions.aspx

The following Proxy Materials are available for you to review online:
•	Lexington’s 2009 Definitive Proxy Statement (including all attachments thereto);
•	the Proxy Card;
•	Lexington’s Annual Report on Form 10-K for the year ended December 31, 2008 (which is not deemed to be part of the official proxy soliciting materials); and
•	any amendments to the foregoing materials that are required to be furnished to shareholders.

To request a paper copy of the Proxy Materials, (you must reference your 11-digit control number)
Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688),
Email:	shrrelations@bnymellon.com
Internet:	http://bnymellon.mobular.net/bnymellon/lxp

ACCESSING YOUR PROXY MATERIALS ONLINE
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST
A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for Lexington Realty Trust are available to review at:

http://bnymellon.mobular.net/bnymellon/lxp

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET
Use the Internet to vote your shares. Have this card in hand when you access the above Web site.
On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares